UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CXApp Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of CXApp Inc. (“CXApp” or the “Company”):

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of CXApp Inc. will be held in a virtual format only, on June 16, 2026, at 2 P.M., Pacific Time, for the following purposes as more fully described in the proxy statement:

(1)	Election of Directors. To elect Khurram Sheikh as a Class III director to serve until the date of the annual meeting of stockholders following the fiscal year ending December 31, 2028, or until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal;

(2)	Election of Directors. To elect George Mathai as a Class III director to serve until the date of the annual meeting of stockholders following the fiscal year ending December 31, 2028, or until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation, or removal;

(3)	Nasdaq 20% Proposal. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock (or securities convertible into or exercisable for common stock) in one or more private placements in excess of 20% of our outstanding common stock (the “Nasdaq 20% Proposal”);

(4)	Reverse Stock Split and Charter Amendment. To authorize the Board, at its discretion, to approve (i) a reverse stock split of our common stock (“Reverse Stock Split”) with a ratio between 1-for-5 and 1-for-100 (the “Ratio”), for the primary purpose of maintaining our listing on The Nasdaq Stock Market LLC (“Nasdaq”), and (ii) the amendment of our certificate of incorporation (the “Charter Amendment”) to reflect such Reverse Stock Split;

(5)	Say-on-Pay. To approve, on a non-binding advisory basis, the compensation of our named executive officers;

(6)	Say-on-Frequency. To approve, on a non-binding advisory basis, the frequency of future advisory votes to approve our named executive officer compensation;
(7)	Auditor Ratification. To ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2026; and

(8)	Other Business. To transact any other business that may properly come before the Annual Meeting or its adjournments.

Only stockholders of record as of the close of business on April 17, 2026, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements thereof.

We cordially invite you to attend the virtual Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this proxy statement to ensure that your vote will be represented at the Annual Meeting. To attend, vote, and submit questions at the Annual Meeting, please log in to www.virtualshareholdermeeting.com/CXAI2026 using the control number on your proxy card or voting instruction form. You may revoke your proxy and reclaim your right to vote at any time prior to its use at the Annual Meeting. The proxy statement includes information on what you will need to attend the virtual Annual Meeting.

By Order of the Board of Directors,

/s/ Khurram P. Sheikh
Khurram P. Sheikh
Chairman of the Board
May 7, 2026

The accompanying proxy statement is dated May 7, 2026, and a Notice of Internet Availability of Proxy

Materials is first being mailed to our stockholders on or about May 7, 2026.

i

INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement is dated May 7, 2026, and a Notice of Internet Availability of Proxy Materials is first being mailed to our stockholders on or about May 7, 2026. Certain stockholders, in accordance with their prior requests, may have received an email with instructions on how to access our proxy materials and vote via the Internet, or have been mailed paper copies of our proxy materials and a proxy card or voting form.

The Notice of Internet Availability of Proxy Materials will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of this proxy statement; our Annual Report on Form 10-K for the year ended December 31, 2025 (our “Form 10-K”), and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person online.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on June 16, 2026

Our Form 10-K, and this proxy statement are available at www.virtualshareholdermeeting.com/CXAI2026.

PROXY STATEMENT

This proxy statement contains information relating to the solicitation of proxies by the Board of Directors (the “Board”) of CXApp Inc. (“CXApp” or the “Company”) for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournment or postponement thereof. Our Annual Meeting will be held in virtual format only, on June 16, 2026, at 2 P.M., Pacific Time. To attend, vote and submit questions at the Annual Meeting, please log in to www.virtualshareholdermeeting.com/CXAI2026 using the control number on your proxy card or voting instruction form.

Only stockholders of record as of the close of business on April 17, 2026 (the “record date”) are entitled to receive notice of the Annual Meeting and to vote during the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of the record date, there were 69,015,433 shares of our common stock, par value $0.0001 (our “common stock”), issued and outstanding and entitled to vote at the Annual Meeting. Our principal executive offices are located at Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, California, 94306. This proxy statement is dated May 7, 2026, and a Notice of Internet Availability of Proxy Materials is first being mailed to our stockholders on or about May 7, 2026.

About CXApp

We are a former blank check company incorporated on July 20, 2020, under the name KINS Technology Group, Inc. (“KINS”) as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On March 14, 2023, KINS consummated the previously announced merger pursuant to an Agreement and Plan of Merger, dated September 25, 2022 (the “Merger Agreement”), by and among KINS, KINS Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of KINS (“Merger Sub”), CXApp Holding Corp., a Delaware corporation (“Legacy CXApp”) and Inpixon, a Nevada corporation and parent company of Legacy CXApp (“Inpixon”). As contemplated by the Merger Agreement, Merger Sub merged with and into Legacy CXApp, the separate corporate existence of Merger Sub ceased and Legacy CXApp survived as a wholly owned subsidiary of KINS (the “Merger”). Following the closing of the Merger (“Closing”), KINS changed its name to CXApp Inc.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking within the meaning of the federal securities laws, including safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, and as such are not historical facts. This includes, without limitation, statements regarding our financial position, capital structure, indebtedness and business strategy, and plans and objectives of our management for future operations, as well as statements regarding growth, anticipated demand for our products and services and our business prospects. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of future performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When we discuss our strategies or plans, we are making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, our management.

Forward-looking statements are based on current expectations, estimates, assumptions, projections, forecasts and management’s beliefs, which are subject to change. There can be no assurance that future developments affecting our company will be those that we have anticipated. Forward-looking statements involve a number of risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Should one or more of these risks or uncertainties materialize, or should any of the expectations, estimates, assumptions, projections, forecasts or beliefs prove incorrect, actual results may differ materially from what is expressed or forecasted in such forward-looking statements. Such risks include, but are not limited to: actual or anticipated variations in our quarterly operating results; results of operations that vary from the expectations of our company or of securities analysts and investors; changes in financial estimates by our management or by any securities analysts who might cover our securities; conditions or trends in the industries in which we operate; changes in the market valuations of similar companies; changes in the markets in which we operate; stock market price and volume fluctuations of comparable companies; disruptions to our business relationships, performance, current plans, employee retention and business generally; publication of research reports about our company or our industry or positive or negative recommendations or withdrawal of research coverage by securities analysts; announcements by our company or our competitors of significant contracts, acquisitions, joint marketing relationships, joint ventures, capital commitments, strategic partnerships or divestitures; investors’ general perceptions of our company and our business; announcements by third parties or the outcome of any claims or legal proceedings that may be instituted against our company; the ability to maintain compliance with the continued listing requirements of, and to maintain the listing of our securities on, The Nasdaq Stock Market LLC (“Nasdaq”); volatility in the price of our securities due to a variety of factors, including downturns or other changes in the highly competitive and regulated industries in which we operate, variations in performance across competitors and changes in laws and regulations affecting our business; our ability to implement business plans, forecasts and other expectations, and identify and realize additional opportunities; actions by stockholders, including the sale of shares of our common stock; speculation in the press or investment community; recruitment or departure of key personnel; overall performance of the equity markets; disputes or other developments relating to intellectual property rights, including patents, litigation matters and our ability to obtain, maintain, defend, protect and enforce patent and other intellectual property rights for our technologies, and the potential infringement on the intellectual property rights of others; cyber security risks or potential breaches of data security; uncertainty regarding economic events; changes in interest rates; general market, political and economic conditions, including an economic slowdown, recession or depression; our operating performance and the performance of other similar companies; our ability to accurately project future results and our ability to achieve those and other industry and analyst forecasts; new legislation or other regulatory developments that adversely affect our company or the markets or industries in which we operate; our ability to continue as a going concern; our ability to raise additional capital on acceptable terms or at all; and other risks and uncertainties described in the “Risk Factors” section of our Form 10-K and our subsequent Quarterly Reports on Form 10-Q. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form 10-K and our subsequent Quarterly Reports on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of factors is not exhaustive.

Forward-looking statements included in this proxy statement speak only as of the date of this proxy statement or any earlier date specified for such statements. Readers are cautioned not to put undue reliance on forward-looking statements, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. We do not give any assurance that we will achieve our expectations.

INFORMATION ABOUT THE ANNUAL MEETING

Annual Meeting Proposals

Proposal	Matter	Board Vote Recommendation
1	Election of Directors	FOR
2	Election of Directors	FOR
3	Approval of Issuance of Shares Under Nasdaq 20% Rule	FOR
4	Approval of The Reverse Stock Split and Charter Amendment	FOR
5	Non-Binding Advisory Vote to Approve Executive Compensation	FOR
6	Non-Binding Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation	1 YEAR
7	Ratification of The Selection of Our Independent Registered Public Accounting Firm	FOR

Voting Matters

Quorum. The holders of at least 23,005,145 shares (one-third of shares issued and outstanding and entitled to vote at the Annual Meeting) must be present at the Annual Meeting or represented by proxy to conduct business at the Annual Meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

Voting by Stockholders of Record. If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy via the Internet by following the instructions in this Proxy Statement. If you receive printed copies of the proxy materials by mail, you may also vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Stockholders of record who virtually attend the Annual Meeting may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CXAI2026, entering the applicable control number, and following the instructions on the Annual Meeting website.

Voting by Beneficial Owners. If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank or other nominee), you may vote by proxy by following the instructions provided in this Proxy Statement, voting instruction form or other materials provided to you by the brokerage firm, bank or other nominee that holds your shares. If you do not provide specific voting instructions to the nominee that holds your shares, such nominee will have the authority to vote your shares only with respect to the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm (such proposal is considered a “routine” matter under Nasdaq rules), and your shares will not be voted and will be considered “broker non-votes” with respect to the other proposals (such proposals are considered “non-routine” matters under Nasdaq rules). To vote during the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Changing Your Vote. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), by signing and returning a new proxy card with a later date, or by attending and voting during the Annual Meeting. Your virtual attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again during the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Votes Required to Adopt Proposals. Each share of our common stock outstanding on the record date is entitled to one vote on the director nominee and one vote on each other matter. To be elected, the director nominee must receive a plurality of the votes cast. Approval of Proposals 3, 4, 5 and 7 requires the affirmative vote of the holders of a majority of the total number of shares of common stock present at the meeting in person or represented by proxy and entitled to vote on such matter, voting as a single class. The frequency receiving the highest number of votes for proposal 6 will be considered the non-binding advisory vote of our shareholders. As of April 17, 2026, the record date, there were 69,015,433 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.

Effect of Abstentions and Broker Non-Votes. For Proposal 1 and Proposal 2, broker non-votes (shares held by brokers that do not have discretionary authority to vote on a proposal and have not received voting instructions from their clients) and abstentions will not count as votes cast and will have no impact on whether such proposal is approved. For Proposals 3, 4, 5, and 7, abstentions will be counted as present and entitled to vote and will have the same effect as votes “against” such proposals.

Voting Instructions. If you complete and submit a proxy with voting instructions, the persons named as proxy holders will follow your instructions. If you are a stockholder of record and submit a proxy without voting instructions, or if your instructions are unclear, the persons named as proxy holders will vote as the Board recommends on each proposal. With respect to any other matters properly presented at the Annual Meeting, the persons named as proxy holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

Proxy Solicitation

The solicitation of proxies is made by the Company. We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. As is customary, we will reimburse brokerage firms, banks and other nominees for forwarding our proxy materials to each beneficial owner of common stock held of record by them.

Attending the Annual Meeting

We are pleased to welcome stockholders to our Annual Meeting. The Annual Meeting will be held in a virtual format only to provide a safe experience for our stockholders and employees. We have designed the format of the Annual Meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting.

To attend and vote at the Annual Meeting, please visit www.virtualshareholdermeeting.com/CXAI2026 and follow the instructions included in this Proxy Statement or on your proxy card. Online access to the Annual Meeting will begin approximately 15 minutes prior to the start of the Annual Meeting. Please see “Attending the 2026 Annual Meeting of Stockholders of CXApp Inc.” below for additional information.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors

The following table sets forth the name, age and position of the current directors of CXApp. This section also includes certain information regarding our directors’ individual experience, qualifications, attributes and skills and brief statements of those aspects of our directors’ backgrounds that led us to conclude that they are qualified to serve as directors.

Name	Age	Title
Khurram Sheikh	55	Chairman, Chief Executive Officer and Director
Di-Ann Eisnor	54	Director
Camillo Martino	64	Director
George Mathai	59	Director
Shanti Priya	56	Director

Directors Standing for Election at this Annual Meeting

Mr. Khurram Sheikh has been serving as the Chairman and Chief Executive Officer of CXApp since March 14, 2023, when the company went public through its Merger with KINS. Mr. Sheikh previously was the Founder, Chairman and Chief Executive Officer of KINS since its inception in July 2020. Mr. Sheikh has been at the forefront of innovation in the technology, mobile, semiconductor, telecom and media industries for the past 25 years with CEO and CTO roles at leading technology companies. Since March 2020, Mr. Sheikh has been the Founder, Executive Chairman & CEO of Aijaad, a boutique strategic advisory firm where he advises both large private equity firms as well as boards of public companies on the future of 5G, IoT, Edge Computing and AI technologies and is actively involved in M&A, technology strategy and market development. From 2016 to early 2020, Mr. Sheikh was the CEO of kwikbit, a private company building a “network as a service” solution using gigabit radios, edge compute, virtualization and artificial intelligence. Prior to kwikbit, in 2014, Mr. Sheikh was appointed as the Chief Strategy and Technology Officer for Silicon Image (SIMG) and the President/CEO of its millimeter wave/5G subsidiary SiBEAM. SIMG was acquired by Lattice Semiconductor (Nasdaq:LSCC) in 2015 for $600 million after which Mr. Sheikh was appointed the Chief Strategy and Technology Officer of the combined company responsible for corporate strategy, roadmap, M&A and technology development and was there until 2016. From 2007 onwards, he was the CTO for Powerwave Technologies, a large wireless infrastructure vendor. Powerwave filed for Chapter 11 bankruptcy protection in January 2013, and in April 2013, Mr. Sheikh was appointed as the CEO of Powerwave to help with the sale of the company. Later that year, Mr. Sheikh successfully facilitated the sale of approximately 1,400 patents owned by Powerwave to private equity firm Gores Group. From 2005 to 2007, Mr. Sheikh was Vice President, Wireless Strategy and Development at Time Warner Cable leading the cable company’s entry into the wireless space. From 1996 to 2005, Mr. Sheikh held senior technology roles at Sprint including CTO Mobile Broadband where he was responsible for deploying the world’s first 4G system and the acquisition of multi-billion dollar spectrum assets at 2.5GHz. Mr. Sheikh holds a Bachelor of Science in Electrical Engineering with highest honors from the University of Engineering & Technology in Pakistan and a Master of Science in Electrical Engineering from Stanford University with a specialization in wireless communications. Mr. Sheikh is well qualified to serve as Chairman of our board because of his extensive experience advising boards of directors of public and private companies and his extensive professional experience.

Mr. George Mathai has enjoyed decades working, consulting and investing in early stage and small businesses at the crossroads of distinct technologies, multiple industries and novel markets. A technically trained business professional, his early experience in bridge design and infrastructure repair was at Edwards & Kelcey in New York, now Jacobs Engineering. In January 1993, Mr. Mathai transitioned to managing renovation projects and gaining strong communication and project execution skills, while driving revenue and profitability, at a small New York construction company. As a founder, he later parlayed his prior management and technical expertise in leading the biosensor development program at GenoRx in June 2000, an early stage, venture-backed concern in Hayward, California. His team accomplished a manufacturable process for detecting DNA electronically on a silicon biochip with the eventual sale of the technology to Bridger Technologies in April 2011. Thereafter, Mr. Mathai helped raise financing for an innovative antibiotic skin care start-up and worked to fundraise for an early-stage immune-mediated cancer therapeutic while at the boutique brokerage firm Objective Equity LLC. Overlapping these endeavors were local business interests in retail, as well as due diligence consulting for mergers and acquisitions. The above broad and varied interests are also reflected in his educational history which includes bachelor’s and master’s degrees in civil engineering from University of California, Berkeley (May 1989) and City College of New York (June 1992), respectively, as well as, most recently upskilling at CalTech’s cybersecurity program (December 2020). Mr. Mathai’s extensive experience in several diverse industries, markets and customer types brings a unique and inestimable resource to the board.

Continuing Directors

Class I Director: Currently Serving Until the 2027 Annual Meeting

Ms. Di-Ann Eisnor has been serving on the KINS Board of Directors since August 2020 and continued her board role with CXApp following the Merger in March 2023. Since November 2019, Ms. Eisnor has served as Co-Founder and Chief Executive Officer of Crews by Core, a construction software company focused on automating workflows for the field. Before that, from February 2019 until October 2019, she was an executive of The We Company, where she was responsible for development of their cities platform. Prior to that, Ms. Eisnor served in a number of executive roles at Waze and Google for more than 10 years. Waze, a crowd-sourced navigation and real-time traffic application was acquired by Alphabet, Inc. Over the course of her tenure at Waze and Google, she ran Platform, Growth, Urban Systems, Partnerships, Marketing and expansion into the US, LATAM and SE Asia. Prior to joining Waze, Ms. Eisnor was a co-founder and Chief Executive Officer of Platial Inc., a collaborative, user-generated cartographic website. Ms. Eisnor currently serves on the boards of Saia Inc. (Nasdaq: SAIA) and Marquette Transportation Company. She is a venture partner at Obvious Ventures and is co-founder with Lupe Fiasco of Neighborhood Start Fund, a neighborhood-based micro-fund in underserved urban neighborhoods. She holds a bachelor’s degree in Studio Art and Business Administration from New York University. She is a 2014 Henry Crown Fellow of the Aspen Institute and a member of the Aspen Global Leadership Network. Ms. Eisnor is well qualified to serve on our board because of her extensive experience advising boards of directors of public and private companies and her extensive professional experience.

Class II Directors: Currently Serving Until the 2028 Annual Meeting

Mr. Camillo Martino has been serving on the KINS Board of Directors since August 2020 and continued his board role with CXApp following the Merger in March 2023. Mr. Martino was a senior global semiconductor company executive and now serves as a board member and executive advisor to many global technology companies. Prior to his current board roles, Mr. Martino was a chief executive officer and C-suite executive of a number of high technology companies worldwide. He is currently Chair of the Board of Directors of Magnachip Semiconductor (NYSE: MX) and has served on this Board since August 2016. Since 2018, he has also served on the Board of Directors at Sensera. Mr. Martino also serves on the Board of Directors at multiple privately held companies, including VVDN Technologies (fastest growing ODM based in India) and Sakuu Corporation (battery manufacturing platform). Mr. Martino’s prior board service includes serving on the boards of Cypress Semiconductor from June 2017 through the sale of the company to Infineon in April 2020 and Moschip Technologies (BOM: 532407) from April 2017 to May 2019. As an operating executive, Mr. Martino served as Chief Executive Officer of Silicon Image, Inc. (where he also served as a director) from 2010 until the completion of its sale to Lattice Semiconductor Corporation (Nasdaq: LSCC) in March 2015, Chief Operating Officer of SAI Technology Inc. from January 2008 to December 2009 (where he also served as director from 2006 to 2010), and Chief Executive Officer of Cornice Inc. from 2005 to 2007 (where he also served as a director). From August 2001 to July 2005, Mr. Martino served as the executive vice president and chief operating officer at Zoran Corporation, a global SoC semiconductor company. Prior to that, Mr. Martino held multiple positions with National Semiconductor Corporation for a total of nearly 14 years. Mr. Martino holds a Bachelor of Applied Science from the University of Melbourne and a Graduate Diploma (in Digital Communications) from Monash University in Australia. Mr. Martino is well qualified to serve on our board because of his extensive experience advising boards of directors of public and private companies and his extensive professional experience.

Ms. Shanti Priya has been the CFO of Maxfield Enterprises, Inc., a luxury retail company based in Los Angeles and has been leading the organization’s finance and operations since February 2018. Prior to that, Ms. Priya worked for over 12 years in corporate finance at Gap Inc. with her last role at the company as the Global Director of FP&A and Control overseeing the North American, European and Asian markets. Before transitioning into a career in finance, Ms. Priya worked as a Producer managing content creation at a tech start-up, Knowledge Kids Network, an online educational media site. She holds a Bachelor of Arts in Honors English Literature with a minor in Biology from Scripps College. In addition, she holds a Master of Arts in Print Journalism and a Master of Business Administration both from the University of Southern California. Ms. Priya also serves on the board and as treasurer of Secular Student Alliance, a non-profit organization that educates high school and college students regarding secularism and scientific reasoning. She has previously served on the board of Sequoyah School, a non-profit private school serving the ages from K-8. Ms. Priya is well qualified to serve on our board of directors because of her substantial financial and operations experience.

Classified Board of Directors

Our Board is divided into three classes with staggered, three-year terms, in accordance with the terms of the Company’s existing amended and restated certificate of incorporation (“Charter”). At each annual meeting of stockholders, the directors whose terms then expire are eligible for reelection until the third annual meeting following reelection. The directors are divided among the three classes as follows:

●	the Class I director is Di-Ann Eisnor, and her term will expire at our 2027 annual meeting of stockholders;

●	the Class II directors are Camillo Martino and Shanti Priya, and their terms will expire at our 2028 annual meeting of stockholders; and

●	the Class III directors are Khurram P. Sheikh and George Mathai, and their terms will expire at our 2026 annual meeting of stockholders.

The Charter provides that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of the Board into three classes with staggered three-year terms may delay or prevent a change of the Board or a change in control of the Company. The Company’s directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the Company’s outstanding voting stock then entitled to vote in an election of directors.

Board Leadership Structure

The Board does not anticipate implementing a policy requiring the positions of the Chairman of the Board and Chief Executive Officer to be separate or held by the same individual. Any further determination to create such a policy is expected to be based on circumstances existing from time to time, based on criteria that are in the Company’s best interests and the best interests of its stockholders, including the composition, skills and experience of the Board and its members, specific challenges faced by the Company or the industry in which it operates, and governance efficiency. We elected Mr. Sheikh as Chairman of the Board because Mr. Sheikh’s strategic vision for the business, his in-depth knowledge of the Company’s operations and his experience in capital markets make him well qualified to serve as both Chairman of the Board and Chief Executive Officer of the Company. Combining the roles of Chairman and Chief Executive Officer will help provide strong and consistent leadership for the management team and the Board. However, the Board may decide in the future to separate the roles of Chairman and Chief Executive Officers if it determines that such structure provides better and more effective oversight and management of the Company. If the Board convenes for a meeting, it is expected that the non-management directors will meet in one or more executive sessions, if the circumstances warrant it. The Board may also consider appointing a lead independent director, if the circumstances warrant it.

Role of Board of Directors in Risk Oversight

The Board is responsible for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management the Company’s major risk exposures, their potential impact on the Company’s business and the steps the Company takes to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees the Company’s management of financial risks. Periodically, the audit committee reviews the Company’s policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with the Company’s external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of the Company’s compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the Board, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk is considered by the Board as a whole.

Director Qualifications

The Company’s nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members) for election or appointment, the nominating and corporate governance committee and the Board will take into account many factors, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

●	experience as a board member or executive officer of another publicly held company;

●	strong finance experience;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	experience relevant to our business industry and with relevant social policy concerns; and

●	relevant academic expertise or other proficiency in an area of our business operations.

The Board evaluates each individual, in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Committees of the Board of Directors

The Board consists of an audit committee, a compensation committee and a nominating and corporate governance committee. The composition of each committee is set forth below.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Khurram Sheikh
Di-Ann Eisnor	✓	✓✓	✓
Camillo Martino	✓	✓	✓✓
George Mathai		✓
Shanti Priya	✓✓		✓

✓✓	Chair

Audit Committee

The audit committee’s main function is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. This committee’s responsibilities include, among other things:

●	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence and (4) the performance of our internal audit function and independent auditors;

●	the appointment, compensation, retention, replacement and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies, any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The members of the Company’s audit committee are Shanti Priya, Camillo Martino and Di-Ann Eisnor. Shanti Priya serves as the chair of the committee. All members of the Company’s audit committee are independent directors and meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Shanti Priya is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq listing standards. The Company’s board of directors adopted a written charter for the audit committee, which is available on the corporate website at www.cxapp.com. The information on any of the Company’s websites is deemed not to be incorporated in this proxy or to be part of this proxy. The nominating and corporate governance committee operates under its written charter and will review and evaluate the charter at least annually.

Compensation Committee

The compensation committee’s main function is to oversee the Company’s policies relating to compensation and benefits of the Company’s officers and employees. This committee’s responsibilities include, among other things:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation, equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving perquisites and certain other compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

The members of the Company’s compensation committee are Camillo Martino, Di-Ann Eisnor and George Mathai. Di-Ann Eisnor serves as the chair of the committee. The Board has determined that each of Camillo Martino, Di-Ann Eisnor and George Mathai is independent under the applicable Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Company’s board of directors adopted a written charter for the compensation committee, which is available on the corporate website at www.cxapp.com. The information on any of the Company’s websites is deemed not to be incorporated in this proxy or to be part of this proxy. The compensation committee operates under its written charter and will review and evaluate the charter at least annually.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for assisting the Board in discharging its responsibilities regarding the identification of qualified candidates to become board members, the selection of nominees for election as directors at the Company’s annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected) and the selection of candidates to fill any vacancies on the Board and any committees thereof. In addition, the nominating and corporate governance committee is responsible for overseeing the Company’s corporate governance policies, reporting and making recommendations to the Board concerning governance matters and oversight of the evaluation of the Board.

The members of the Company’s nominating and corporate governance committee are Camillo Martino, Di-Ann Eisnor and Shanti Priya. Camillo Martino serves as the chair of the committee. All members of the Company’s nominating and corporate governance committee are independent directors under the applicable Nasdaq listing standards. The Company’s board of directors adopted a written charter for the nominating and corporate governance committee, which is available on the corporate website at www.cxapp.com. The information on any of the Company’s websites is deemed not to be incorporated in this proxy or to be part of this proxy. The nominating and corporate governance committee operates under its written charter and will review and evaluate the charter at least annually.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for directors, including those discussed in the “Director Qualifications” section of this proxy statement. In the event that vacancies on the Board are anticipated, or otherwise arise, the committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current members of the Board, professional search firms, stockholders or other persons. The Nominating and Corporate Governance Committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

Stockholders of record (i) on the record date for an annual meeting of stockholders or a special meeting of stockholders called for the purpose of electing directors and (ii) on the date of the giving of proper notice of such stockholder’s proposal may propose director candidates for election to the Board at such annual or special meeting by submitting to the Secretary of the Company, in proper written form, the information required by our Bylaws for stockholder nominations. Pursuant to the Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Attendance at our Board of Directors and Stockholder Meetings

During 2025, our Board held 16 meetings (including 7 Compensation Committee meetings and 6 Audit Committee meetings), and each member attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served. Although we do not have a formal policy regarding attendance by members of our Board at the annual meetings of stockholders, we strongly encourage, but do not require, directors to attend. All of the five directors then serving on the Board attended the Company’s 2025 annual meeting of stockholders.

Executive Sessions of Outside Directors

To encourage and enhance communication among outside directors, and as required under applicable Nasdaq rules, our corporate governance guidelines provide that the outside directors will meet in executive sessions, without management directors or management present, on a periodic basis. In addition, if any of our outside directors are not independent directors, then our independent directors will also meet in executive sessions on a periodic basis. These executive sessions are chaired by Shanti Priya, our independent Chair of the Audit Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee have ever been an executive officer or employee of the Company. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve on our Board or Compensation Committee.

Communications with the Board of Directors

The Board has the following process for securityholders to send communications to the Board: stockholders and other interested parties wishing to communicate directly with our independent directors may do so by writing and sending the correspondence, by mail, to our Legal Department at our principal executive offices at Four Palo Alto Square, Suite 200, 3000 El Camino Rd., Palo Alto, California, 94306. Our Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen any communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our Board to consider and (3) concern matters that are of a type that are improper or irrelevant to the functioning of our Board or our business, including, without limitation, mass mailings, job inquiries and business solicitations. If appropriate, our Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to the Chairman of the Board. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Insider Trading Policy

We have insider trading policies and procedures that govern the purchase, sale, and other dispositions of our securities by directors, officers, employees, and contractors, as well as by the Company itself. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Policy Prohibiting Hedging or Pledging of Securities

Under our Insider Trading Policy, our employees, including our officers and the members of our Board, are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly traded options, such as options, warrants, puts and calls and other similar instruments on our securities, (3) hedging transactions (including, without limitation, prepaid variable forward sale contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities, (4) pledging any of our securities as collateral for any loans, (5) holding our securities in a margin account and (6) placing standing or limit orders on our securities.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and other employees, including our chief executive officer, chief financial officer and all senior financial officers, and any principal accounting officer or persons performing similar functions. The code of ethics is available on our website at ir.cxapp.com/corporate-governance/governance-highlights. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.

Director Independence

The Board consists of five (5) members. We determined that each director, other than Mr. Sheikh, are independent directors in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of the Company’s employees and that neither the director nor any of his, her or their family members has engaged in various types of business dealings with the Company. There are no family relationships among any of the Company’s directors or executive officers.

Board Compensation

Our Board maintains a director compensation policy (the “Director Compensation Policy”) for our directors. The Director Compensation Policy was developed by taking into consideration practices and compensation levels at comparable companies. The Director Compensation Policy is designed to attract, retain and reward outside directors.

Under the Director Compensation Policy, each outside director is eligible to receive the cash and equity compensation for Board services described below. We also will reimburse our directors for reasonable, customary and documented travel expenses to meetings of our Board or its committees and other expenses.

Cash Compensation

The Director Compensation Policy contemplates that directors are entitled to receive annual cash compensation for their service.

Equity Compensation

Each person who first becomes a director following the effective date of the Director Compensation Policy will receive an annual award of RSUs having a value to be determined by the Board upon recommendation of the Compensation Committee (with the number of shares of our Class A common stock subject to the award determined by dividing such value by the closing sales price of a share of our Class A common stock on the applicable grant date, but rounded down to the nearest whole share), with such award vesting on the first anniversary of the grant date, subject to continued service through each applicable vesting date. On May 28, 2025, each outside director received an award of 200,000 shares with such award vesting on the annual anniversary, subject to the director’s continued service on the Board through such vesting date.

2025 Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board during the year-ended December 31, 2025, by our non-employee directors. Khurram P. Sheikh’s compensation as a named executive officer and a director is set forth below under “Executive Compensation Tables—2025 Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Di-Ann Eisnor	37,000	200,000	237,000
Camillo Martino	37,000	200,000	237,000
George Mathai	37,000	200,000	237,000
Shanti Priya	37,000	200,000	237,000

(1)	The amounts reported in the “Stock Awards” column represent the aggregate grant-date fair value of awards granted during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The assumptions used in calculating these values are described in Note 10 to the Company’s financial statements included in our Form 10-K.
(2)	The following table shows all shares of common stock subject to outstanding stock options and stock awards held by our non-employee directors as of December 31, 2025.

Name	Option Awards Outstanding (#)	RSU Awards Outstanding (#)
Di-Ann Eisnor	0	200,000
Camillo Martino	0	200,000
George Mathai	0	200,000
Shanti Priya	0	200,000

Our Board expects to review director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors. Such program will continue to be designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward directors who contribute to the long-term success of our Company.

Stockholder Proposals and Nominations for the 2027 Annual Meeting

Proposals for Inclusion in our Proxy Materials

Under SEC rules, if a stockholder wishes to submit a proposal for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders, the proposal must be received by our Secretary not later than January 7, 2027. All proposals must comply with Rule 14a-8 under the Exchange Act.

Stockholder Nominations

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company, except as may be otherwise provided in our Charter with respect to the right of holders of preferred stock to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board may be made (a) by or at the direction of the Board (or any duly authorized committee thereof) or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice provided for in our Bylaws and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in our Bylaws.

In addition to any other applicable requirements, including those in our Bylaws, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if there has been no prior annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day before the meeting and not later than the later of (a) the close of business on the 90th day before the meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. This means notice must be received not earlier than February 16, 2027, nor later than March 19, 2027 if the annual meeting is not more than 30 days before or more than 60 days after the anniversary date of the preceding year’s annual meeting. In no event shall the adjournment or postponement of an annual meeting of stockholders, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Universal Proxy Rules

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must set forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2027.

Detailed information for submitting proxy access nominations will be provided upon written request to the Legal Department of CXApp Inc., Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306.

Other Business

Any stockholder who wishes to make a nomination or introduce an item of business, other than as described above, must comply with the procedures set forth in our Bylaws, including delivering proper notice to us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if there has been no prior annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day before the meeting and not later than the later of (a) the close of business on the 90th day before the meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. This means notice must be received not earlier than February 16, 2027, nor later than March 18, 2027 if the annual meeting is not more than 30 days before or more than 60 days after the anniversary date of the preceding year’s annual meeting. Detailed information for submitting stockholder proposals or nominations, other than for inclusion in our proxy statement, will be provided upon written request to the Legal Department of CXApp Inc., Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of May 6, 2026, with respect to securities held by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of our common stock;

●	each of our directors and named executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days thereafter, are deemed outstanding for such person, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The table below also reflects the beneficial ownership of shares of our common stock issuable upon the exercise of public warrants or private placement warrants. Each person named in the table has sole voting and investment power with respect to all of the shares shown as beneficially owned by such person, except as otherwise indicated in the table or footnotes below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them. To our knowledge, no shares of our common stock beneficially owned by any executive officer or director have been pledged as security. Unless otherwise noted, the address of each beneficial owner is c/o CXApp Inc., Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, CA 94306.

As of May 6, 2026, there were 70,089,277 shares of our common stock issued and outstanding.

Name and Address of Beneficial Owners	Number of Shares	Ownership Percentage (%)
Directors and Executive Officers
Khurram P. Sheikh	1,859,178	2.65%
Camillo Martino*	201,010	*
Di-Ann Eisnor*	130,471	*
Shanti Priya*	66,016	*
George Mathai*	34,342	*
Joy L. Mbanugo*	-	*
All executive officers and directors as a group (6 individuals)	2,291,017	3.27%

*	Less than one percent

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Party Transactions Policy

All of our directors and executive officers are subject to our Code of Business Conduct and Ethics and our Related Party Transactions Policy, and our directors are guided in their duties by our Corporate Governance Guidelines. Our Code of Business Conduct and Ethics requires that our directors and executive officers avoid situations where a conflict of interest might occur or appear to occur. In general, our directors and executive officers should not have a pecuniary interest in transactions involving us or a customer, licensee or supplier of the Company, unless such interest is solely a result of routine investments made by the individual in publicly traded companies. In the event that a director or executive officer is going to enter into a related party transaction with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role, the director or executive officer must fully disclose the nature of the related party transaction to our Legal Department. For directors and executive officers, such related party transaction then must be reviewed and approved in advance by the Audit Committee. For other conflicts of interest that may arise, the Code of Business Conduct and Ethics advises our directors and executive officers to consult with our Legal Department. In addition, each director and officer is required to complete a director and officer questionnaire on an annual basis and upon any new appointment, which requires disclosure of any related-party transactions pertaining to the director or executive officer. Our Board will consider such information in its determinations of independence with respect to our directors under applicable Nasdaq and SEC rules.

None of our directors, executive officers or their immediate family members has or has had any material interest in any transaction in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K.

EXECUTIVE COMPENSATION

The Company is a “smaller reporting company” as defined by the SEC, and therefore is not required to provide, and does not purport to provide, all of the disclosures required for a “Compensation Discussion and Analysis” as set forth in the rules promulgated by the SEC. The Company is, however, providing a brief overview of its executive compensation program in order to aid its stockholders’ understanding of how its business and performance affects executive compensation decisions.

Our named executive officers (“NEOs”) consisted of Khurram P. Sheikh, Chief Executive Officer (“CEO”), and Joy L. Mbanugo, Chief Financial Officer (“CFO”), in fiscal year 2025. The biography of Khurram P. Sheikh is set forth under the section entitled “— Continuing Directors.” Mr. Sheikh and Ms. Mbanugo were the only individuals who served as executive officers (as defined under Rule 3b-7 of the Exchange Act) of the Company during fiscal year 2025.

Ms. Joy L. Mbanugo is currently the Chief Financial Officer and joined CXAppp in August 2024. Before joining CXApp, Ms. Mbanugo was the Chief Financial Officer at ServiceRocket. Ms. Mbanugo led the Finance, Accounting, Workforce Planning, and People teams while overseeing strategic finance, forecasting, budgeting, treasury management, tax, compensation planning, and more. With over 20 years of experience in audit, tax, business operations, financial services, and financial planning/analysis across diverse industries and markets, Ms. Mbanugo is a seasoned professional. Before her role at ServiceRocket, Ms. Mbanugo spent five years at Google, where she played a crucial role in evaluating Google Cloud Partnerships and Solutions, organizing Alphabet’s financial data in Controllership, and optimizing the management of over $100 billion in cash in Treasury and Tax. Her extensive experience also includes a three-year stint at BlackRock, where she led the taxation of financial instruments, securities lending, information reporting, and withholding, among other responsibilities. During her 12-year tenure at EY, she further honed her expertise, offering tax and audit services to clients in international tax, financial services, and capital markets. Ms. Mbanugo holds a Juris Doctor from Cleveland State and a Master of Accountancy from Case Western Reserve University. She also has a double bachelor’s degree in accounting and Black World Studies from Miami University of Ohio.

Compensation Philosophy

The Company’s executive compensation program is designed to enable the Company to provide competitive compensation packages that attract, retain and motivate talented executives and managers while aligning management’s and stockholders’ interests in the enhancement of Company performance and stockholder value.

The Company’s executive compensation program uses multiple elements to deliver a total package consisting of base salary, annual cash incentive awards and long-term incentive compensation in the form of equity awards, which are heavily weighted toward variable compensation tied to Company performance and stock price performance. The Compensation Committee reviews each element separately but also considers the relative mix of compensation and benefit offerings when making compensation decisions. In addition, the Compensation Committee retains discretion to make adjustments it deems advisable to balance the Company’s overall performance and the individual performance of the Company’s executive officers with our “pay for performance” philosophy.

Executive Compensation Process

The Role of the Compensation Committee

The Compensation Committee is responsible for making compensation recommendations to the Board regarding our CEO and CFO, our CEO’s and CFO’s direct reports and our non-employee directors. These recommendations include base salaries, target annual cash incentive award opportunities and overall levels of equity awards to be granted, if any, each year; and determining the amount of funding that will be available for the Equity Incentive Plan (the “EIP”), among other duties expressed in its charter. The compensation decisions are based on numerous inputs and independent advice, as set forth below.

In performing these duties, the Compensation Committee evaluates the performance of our CEO and reviews and evaluates the existing NEO compensation program on an annual basis. The Compensation Committee has the authority to obtain advice and assistance from internal or external compensation consultants, attorneys, accountants and other advisers.

The Compensation Committee considers multiple factors to ensure that compensation packages are consistent with our “pay for performance” philosophy and that we remain competitive in the market for talent, especially in light of a recent hyper-competitive compensation environment. The Compensation Committee considers the following important factors as part of its decision-making process: Company performance, individual leadership and performance assessments, competitive market compensation levels, job scope, individual skills and experience, the relative importance of the individual’s role, internal pay equity, historical pay levels and individual equity holdings.

The Role of Management

As part of its review and determination of the Company’s compensation objectives, philosophy, programs and decisions, the Compensation Committee works with and receives advice and recommendations from our CEO (other than with respect to his own compensation). The Compensation Committee considers the recommendations of our CEO (other than with respect to his own compensation), together with the review by its compensation consultant, in making independent recommendations and determinations regarding executive compensation. Our CEO attends all Compensation Committee meetings other than those portions that are held in executive session, and he is not present during voting or deliberations on matters involving his compensation, in accordance with the Compensation Committee’s charter.

Elements of Executive Compensation

The Company’s 2025 executive compensation program consisted of the following elements, which were heavily weighted toward variable compensation tied to Company performance and stock price performance:

Compensation Element			Purpose	Design
Fixed	Annual	Base Salary	Recognize performance of job responsibilities and attract and retain individuals with superior talent	Fixed compensation, payable in cash
Variable	Annual	Annual Incentive Plan	Focus, motivate and reward executive officers for achieving annual financial and business objectives	Short-term cash incentive compensation based on revenue, customer retention and EBITDA performance
	Long-Term	Restricted Stock Units & Stock Option Awards	Encourage retention of top talent and promote an employee ownership culture over the long-term	Service-based vesting with a minimum one year cliff

Base Salary

Base salaries provide a fixed level of cash compensation for our executive officers, including our NEOs. When setting salaries, the Compensation Committee considers each executive officer’s responsibilities and performance against job expectations, experience and tenure as well as the impact of base salary on other compensation elements. The Compensation Committee’s review of these factors is subjective and no fixed value or weight is assigned to any specific factor when making salary recommendations. The table below sets forth the annual base salaries approved for each of our NEOs for 2025 and 2024, as well as the percentage year-over-year change.

Named Executive Officer	2025 Base Salary Rate	2024 Base Salary Rate		Percentage Increase
Khurram P. Sheikh	$325,000	325,000		0%
Joy L. Mbanugo	$250,000	250,000	(1)	0%

(1)	Ms. Mbanugo’s actual salary paid in 2024 was $92,948, which was pro-rated to reflect that her employment start date with the Company occurred in August 2024.

The total salaries paid to our NEOs during 2025 and 2024 are set forth in the “Summary Compensation Table” below.

Annual Cash Incentive Bonus Compensation

The Company’s annual cash incentive bonus compensation is designed to motivate and reward our executive officers, including our NEOs, for achieving the Company’s short-term financial and operational objectives and the executive officers’ individual objectives. Each year, the Compensation Committee develops a recommended target annual cash incentive award opportunity for each executive officer expressed as a percentage of their annual base salary, subject to the achievement of pre-established corporate and individual goals, as described below. These recommendations are later approved by the Company’s board. The target annual cash incentive award opportunities of our NEOs as a percentage of base salary for 2025 were as follows:

	2025 Bonus Target
Named Executive Officer	Target Payout(1)	% of Base Salary
Khurram P. Sheikh	$487,500	150%
Joy L. Mbanugo	$100,000	40%

(1)	Based on salary effective as of December 31, 2025.

The annual cash incentive bonus compensation payouts could range from 10% to 100% of the target annual cash incentive award opportunity based on performance relative to pre-established performance goals. If the threshold amount was not achieved for a particular performance metric, no amount was to be paid for that metric. However, the Compensation Committee retained absolute discretion to modify or eliminate any annual cash incentive awards if the Compensation Committee determined such actions were warranted. The metrics chosen by the Compensation Committee to measure corporate performance for determining payouts under the annual cash incentive bonus compensation were revenue and EBITDA (as calculated in accordance with GAAP). The 2025 performance targets and actual results for these metrics were evaluated by the Compensation Committee based on the performance of various strategic goals and metrics. Growth was assessed through bookings, recurring revenue was evaluated based on the annual recurring revenue rate and profit margins were measured through gross margin. Retention was measured via net revenue retention, budget management was monitored through operating expenses and cash management was tracked via accounts receivable collection rates. Based on these metrics, the Compensation Committee approved annual cash incentive bonus compensation payouts of 100%, 70%, 40% and 40%, during the first quarter, second quarter, third quarter and fourth quarter of 2025, respectively.

Long-Term Incentive Compensation— Equity Incentive Plan (“EIP”)

We believe that providing long-term incentives in the form of equity awards under the EIP encourages our executive officers, including our NEOs, to take a long-term outlook and provides them with an incentive to manage the Company from the perspective of an owner with an equity stake in the business. By providing opportunities for our employees, including our NEOs, to benefit from future successes in the Company through the appreciation of the value of their equity awards, the Compensation Committee and Board believe that equity awards align employees’ interests and contributions with the long-term interests of our stockholders. In addition, the Compensation Committee and Board believe that offering meaningful equity ownership in the Company is helpful in retaining our executive officers and other key employees.

Other Policies and Elements of Executive Compensation

401(k) Plan

We sponsor a tax-qualified defined contribution plan (the “Section 401(k) plan”) under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) for all employees, including our NEOs. Employees of the Company are eligible to participate in the Section 401(k) plan and receive employer contributions upon reaching age 18. Participants may contribute between 1% and 90% of their earnings. The Company matches 100% of an employee’s elective salary deferral that does not exceed 4% of the employee’s compensation, subject to IRS limits.

Pension Benefits

None of our executive officers, including any of our NEOs, participate in any defined benefit pension plans.

Nonqualified Deferred Compensation

None of our executive officers, including any of our NEOs, participate in any non-qualified deferred compensation plans, supplemental executive retirement plans or any other unfunded retirement arrangements.

Other Benefits and Perquisites

We provide benefits to our executive officers, including our NEOs, on a similar basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; short-term and long-term disability insurance; a health savings account and flexible spending accounts. We do not maintain any executive-specific benefit or perquisite programs outside of financial planning services.

Deductibility of Executive Compensation

Section 162(m) of the Code limits the amount that we may deduct from our U.S. federal taxable income for compensation paid to persons who are “covered employees” for purposes of Section 162(m), to $1 million per covered employee per year. While we are mindful of the benefit of full tax deductibility of compensation, we also value the flexibility of compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, the Compensation Committee and the Board may approve compensation that may not be fully deductible because of the limitation of Section 162(m).

No Tax Reimbursement of Parachute Payments and Deferred Compensation

We do not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Code, and we have not agreed and are not otherwise obligated to provide any executive officer, including any NEO, with such a “gross-up” or other reimbursement.

Executive Compensation Tables

Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2025 and 2024:

Name and Principal Position(1)	Year	Salary ($)		Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All other Compensation ($)(3)	Total ($)
Khurram P. Sheikh	2025	325,000				200,000	250,000	268,125	0	1,043,125
Chief Executive Officer	2024	325,000		255,938		200,001	360,000	0	0	1,140,939
Joy L. Mbanugo	2025	250,000				0	100,000	60,000	0	410,000
Chief Financial Officer	2024	92,948	(4)	8,485	(4)	0	552,000	0	25,000	678,443

(1)	The listed principal position of each named executive officer is the principal position each named executive officer holds with CXApp. Mr. Sheikh served as Chairman and Chief Executive Officer of CXApp. Mrs. Mbanugo served as Chief Financial Officer of CXApp.
(2)	The amounts reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant-date fair value of awards granted during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The assumptions used in calculating these values are described in Note 10 to the Company’s financial statements included in our Form 10-K. Mr. Sheikh’s Stock Awards were granted in connection with his service on our Board.
(3)	For fiscal 2025, the NEOs did not receive perquisites or personal benefits in excess of $10,000 or otherwise have reportable “All Other Compensation.”
(4)	Mrs. Mbanugo’s Salary and Bonus for 2024 were prorated to reflect her service as Chief Financial Officer from August 19, 2024 through December 31, 2024.

2025 Outstanding Equity Awards at Fiscal Year-End Table

The following table shows all outstanding equity awards held by our NEOs as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Khurram P. Sheikh
March 29, 2023 Grant	844,200	0		1.53	March 29, 2033	-		-
August 14, 2023 Grant	-	-		-	August 14, 2033	10,000	(2)	3,320
February 6, 2024 Grant	0	300,000	(3)	1.20	February 6, 2034	-		-
May 23, 2025 Grant	-	-		-	May 23, 2035	200,000	(4)	66,400
May 23, 2025 Grant	0	250,000	(5)	1.00	May 23, 2035	-		-
Joy L. Mbanugo
August 26, 2024 Grant	102,223	127,777	(5)	2.40	August 26, 2034	-		-
May 23, 2025 Grant	0	100,000	(5)	1.00	May 23, 2035	-		-

(1)	The amounts in this column represent the market value of the RSUs held by our NEOs as of December 31, 2025, calculated by multiplying the number of RSUs by $0.332, the closing price of our Class A common stock on December 31, 2025. These amounts do not reflect the actual economic value that may be realized by our NEOs upon the vesting or settlement of the RSUs.
(2)	Vests in three years with 37,233 shares on the first anniversary of the grant date, and 10,000 shares on each of the second and third anniversary of the grant date, respectively.
(3)	Vests in four years with 50% vesting on the second anniversary of the grant date, and 25% on the third anniversary of the grant date, and 25% on the fourth anniversary of the grant date.
(4)	Vests in full on the first anniversary of the grant date, provided that Mr. Sheikh continues to serve as a director of the Company through such date.
(5)	Vests with respect to 1/3 of the award on the first anniversary of the grant date, with the remaining 2/3 vesting in substantially equal monthly installments over the following 24 months.

Policies and Practices Related to Timing of Option Awards

As was noted above, our executive compensation program includes long-term incentive compensation in the form of equity awards, including stock options. Our standard practice is for the committee to annually approve the grant of equity awards, including stock options, under the Amended and Restated CXApp Inc. 2023 Equity Incentive Plan (the “2023 Plan”) for the current calendar year at each regularly scheduled meeting of the Compensation Committee. The grant date for our annual equity awards under the 2023 Plan, including stock options, is generally in May of each applicable calendar year.

The grant date for annual equity awards under the 2023 Plan occurs at a time when the Company is generally not expected to be in possession of material non-public information regarding our business, and at a time when the Company is not expected to have recently disclosed, or to be imminently disclosing, material non-public information. Were it to happen that, in a particular year, the Company were to be in possession of material non-public information at or around the time of the approval date and/or the grant date for annual equity awards under the 2023 Plan, the Compensation Committee may consider departing from the regular stock option grant timing if it deems such departure to be appropriate and in the best interests of the Company and its stockholders.

We may grant equity awards, including options, to NEOs and other eligible executives outside of our annual award cycle for new hires, promotions, recognition, retention, or other purposes. In determining when to grant “off-cycle” stock option awards, the Compensation Committee generally would seek to do so at a time when the Company is not expected to be in possession of material non-public information regarding our business, and at a time when the Company is not expected to have recently disclosed, or to be imminently disclosing, material non-public information.

During fiscal year 2025, the Company did not grant any stock options to any of its NEOs in any period beginning four business days prior to the filing of a periodic report on Form 10-Q, Form 10-K or current report on Form 8-K that discloses material non-public information, and ending one business day after the filing of such Form 10-Q, Form 10-K or Form 8-K.

Potential Payments Upon Termination or Change in Control

Equity Award Acceleration

In the event of a “change in control” or “merger” of the Company, as defined in our equity plan, each outstanding option or equity award will be assumed or an equivalent option or award substituted by the successor company. In the event that the successor company refuses to assume or substitute for the option or equity award, the participant will fully vest in and have the right to exercise all of his or her options or stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to RSUs, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the administrator of the plan will notify the participant that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the administrator, and the option or stock appreciation right will terminate upon the expiration of such period.

Employment Agreements with Executive Officers

The Company maintains employment agreements with our executive officers, including our NEOs, pursuant to which each is entitled to certain payments, rights and benefits in connection with a termination of employment.

The employment agreements with each of our NEOs provide that if the executive officer’s employment is terminated without Just Cause (as such term is defined below) or the executive officer resigns for Good Reason (as such term is defined below), Company shall: (1) pay lump-sum to the executive officer his or her base salary then in effect, subject to customary payroll practices and withholdings, for six (6) or twelve (12) months immediately after the date of termination or resignation; (2) no later than 15 days after termination or resignation, pay to the executive officer 100% of the value of the target bonus; (3) the vesting on all outstanding equity awards will be accelerated by 6 months or 12 months; (4) upon termination or resignation, pay to the executive officer the value of any accrued but unpaid vacation time; (5) upon termination or resignation, pay to the executive officer any unreimbursed business expenses and travel expenses that are reimbursable under the employment agreement that have been incurred by the executive officer, subject to the submission of any required documentation; and (6) upon termination or resignation pay any required COBRA premiums based on coverage then in effect for six (6) or twelve (12) months.

If the executive officer’s employment is terminated by the Company for Just Cause or the executive officer terminates his or her employment for any reason other than a Good Reason, the Company will be required to pay to the executive officer only that portion of his or her base salary and accrued but unused vacation pay that has been earned through the date of termination.

In the event of a change in control, the vesting of stock options will automatically be accelerated so that 100% of the unvested shares covered by such stock options will be fully vested upon the consummation of the change in control.

“Just Cause” for purposes of the NEOs’ employment agreements means: (A) executive officer’s fraud, gross malfeasance, gross negligence or willful misconduct, with respect to the Company’s business affairs; (B) executive officer’s refusal or repeated failure to follow the Company’s established reasonable and lawful written policies; (C) executive officer’s material breach of their employment agreement; or (D) executive officer’s conviction of a felony or crime involving moral turpitude. A termination of an executive officer for Just Cause based on clause (A), (B) or (C) will take effect fifteen (15) business days after the Company gives written notice of its intent to terminate the executive officer’s employment and the Company’s description of the alleged cause, unless the executive officer, in the good-faith opinion of the Company, during such fifteen (15) business day period, remedies the events or circumstances constituting Just Cause.

“Good Reason” for purposes of the NEOs’ employment agreements means the executive officer resigns from employment (1) as a result of and upon a material diminution of the executive officer’s duties, responsibilities, authority, position or a material reduction of the executive officer’s compensation and benefits, (2) the Company’s material breach of the terms of the employment agreement, or (3) relocation of the executive officer’s primary work location by more than fifty (50) miles.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation actually paid to our named executive officers and certain financial performance measures of the Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and NEO pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” The following table sets forth information concerning the compensation of our principal executive officer (“PEO”) and our other named executive officers (“NEOs”) for each of fiscal years 2024 and 2025, alongside the Company’s total shareholder return (“TSR”) and net income (loss) for those years. As a smaller reporting company, we have not included disclosure with respect to the cumulative TSR of any peer group or a “Company Selected Measure.”

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (Loss) ($)
2025	1,043,125	593,125	410,000	310,000	26	(13,473,000)
2024	1,140,939	580,938	678,433	123,433	14	(19,408,000)

Footnotes:

(1)	Reflects amounts reported in the “Summary Compensation Table” for the PEOs set forth below and average amounts reported in the “Summary Compensation Table” for the non-PEO NEOs set forth below:

Year	PEO	Non-PEO NEOs
2025	Khurram P. Sheikh	Joy L. Mbanugo
2024	Khurram P. Sheikh	Joy L. Mbanugo

(2)	Compensation actually paid for the PEOs and average compensation actually paid for our non-PEOs in 2025 and 2024 reflect the respective amounts set forth in these columns, adjusted as follows in accordance with the SEC’s pay versus performance disclosure rules:

PEO (Khurram P. Sheikh)

	2024	2025
Reported Summary Compensation Table Total	1,140,939	1,043,125
Less: Reported Fair Value of Equity Awards(a)	(560,001)	(450,000)
Add: Year End Fair Value of Equity Awards Granted During Year(b)(i)	-	-
Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in a Prior Year(b)(ii)	-	-
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year(b)(iii)	-	-
Add: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(b)(iv)	-	-
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year(b)(v)	-	-
Add: Fair Value of Incremental Dividends or Earnings Paid on Equity Awards(b)(vi)	-	-
Total Compensation Actually Paid	580,938	593,125

Non-PEOs NEOs (average)
	2024	2025
Reported Summary Compensation Table Total	678,433	410,000
Less: Reported Fair Value of Equity Awards(a)	(552,000)	(100,000)
Add: Year End Fair Value of Equity Awards Granted During Year(b)(i)	-	-
Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in a Prior Year(b)(ii)	-	-
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Same Year(b)(iii)	-	-
Add: Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year(b)(iv)	-	-
Less: Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year(b)(v)	-	-
Add: Fair Value of Incremental Dividends or Earnings Paid on Equity Awards(b)(vi)	-	-
Total Compensation Actually Paid	123,433	310,000

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise included in the total compensation for the applicable year. The assumptions used to calculate the fair values set forth in the table above are computed in accordance with ASC 718 and did not differ materially from those used to calculate the grant date fair value for each award.

Most Important Measures

As a smaller reporting company, we are not required to provide tabular disclosure of our most important financial performance measures.

Relationship Between Compensation Actually Paid and Performance

The graphics below illustrate the relationship between the Compensation Actually Paid to the PEO and the average of the non-PEO NEOs and (i) total shareholder return for the Company and (ii) net income, in each case, for fiscal 2024 and fiscal 2025.

This graph compares Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the non-PEO NEOs with the Company’s total shareholder return. TSR assumes an initial fixed investment of $100 immediately prior to the beginning of fiscal year 2024 and reflects cumulative returns through the end of each fiscal year. The Company has not included peer group TSR, consistent with scaled disclosure requirements applicable to smaller reporting companies.

This graph compares Compensation Actually Paid to the PEO and the average Compensation Actually Paid to the non PEO NEOs with the Company’s net income (loss) for each of fiscal years 2024 and 2025.

Overall, variations in Compensation Actually Paid during the periods presented are influenced by (i) changes in the fair value of equity awards in accordance with ASC 718 and Item 402(v) of Regulation S K, (ii) the timing of equity grants, including additional option awards granted during fiscal year 2025, and (iii) the Company’s operating performance, including net losses incurred in both years presented.

AUDIT COMMITTEE REPORT

The following statement made by our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such statement by reference.

The Board has determined that each Audit Committee member has the requisite independence and other qualifications for audit committee membership under SEC rules, the listing standards of Nasdaq, our Audit Committee Charter, and the independence standards set forth in our Corporate Governance Guidelines. The Board has also determined that Shanti Priya qualifies as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

As more fully described below, in carrying out its responsibilities, the Audit Committee looks to management and CXApp’s independent registered public accounting firm. The Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee operates under a written charter that is reviewed annually and is available at ir.cxapp.com.

Our primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing CXApp’s financial reporting, audit processes, internal control over financial reporting and disclosure controls. Management is responsible for the Company’s consolidated financial statements and the financial reporting process, including internal control over financial reporting. We also monitor the preparation by management of the Company’s quarterly and annual consolidated financial statements. WithumSmith+Brown, PC (“Withum”), CXApp’s independent registered public accounting firm, is accountable to us and is responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of CXApp in conformity with U.S. generally accepted accounting principles. We are solely responsible for selecting and reviewing the performance of CXApp’s independent registered public accounting firm and, if we deem appropriate in our sole discretion (subject, if applicable, to shareholder ratification), terminating and replacing the independent registered public accounting firm. We also are responsible for reviewing and approving the terms of the annual engagement of CXApp’s independent registered public accounting firm, including the scope of audit and non-audit services to be provided by the independent registered public accounting firm and the fees to be paid for such services, and discussing with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the independent registered public accounting firm.

In fulfilling our oversight role, we met and held discussions, both together and separately, with the Company’s management and Withum. Management advised us that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and we reviewed and discussed the audited and unaudited (as applicable) consolidated financial statements and key accounting and reporting issues with management and Withum, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. We discussed significant matters with Withum, including those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the rules of the SEC, and reviewed a letter from Withum disclosing such matters.

Withum also provided us with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and we discussed with Withum matters relating to their independence and considered whether their provision of certain non-audit services is compatible with maintaining their independence. In the written communications, Withum confirmed its independence, and we determined that Withum’s provision of non-audit services to CXApp is compatible with maintaining their independence. We also reviewed a report by Withum describing the firm’s internal quality control procedures and any material issues raised in the most recent internal quality control review or external peer review or inspection performed by the PCAOB.

Based on our review with management and Withum of CXApp’s audited consolidated financial statements and Withum’s report on such consolidated financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended to the Board that the audited consolidated financial statements be included in the Form 10-K for filing with the SEC.

Audit Committee:

Shanti Priya, Chair Camillo Martino Di-Ann Eisnor

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board has nominated Khurram Sheikh to stand for election for a term expiring at the 2029 Annual Meeting of Stockholders or until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal. Khurram Sheikh is willing and able to serve as a director of CXApp. See “Board of Directors and Corporate Governance-Directors” for information regarding Khurram Sheikh. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Vote Required

To be elected, Khurram Sheikh must receive a plurality of the votes cast. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a proposal and have not received voting instructions from their clients) and abstentions will not count as votes cast and will have no impact on whether such proposal is approved.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of Khurram Sheikh.

PROPOSAL 2: ELECTION OF DIRECTORS

Our Board has nominated George Mathai to stand for election for a term expiring at the 2029 Annual Meeting of Stockholders or until his successor is duly elected and qualified, or until his earlier death, disqualification, resignation or removal. George Mathai is willing and able to serve as a director of CXApp. See “Board of Directors and Corporate Governance-Directors” for information regarding George Mathai. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Vote Required

To be elected, George Mathai must receive a plurality of the votes cast. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a proposal and have not received voting instructions from their clients) and abstentions will not count as votes cast and will have no impact on whether such proposal is approved.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of George Mathai.

PROPOSAL 3: APPROVAL OF ISSUANCE OF SHARES UNDER NASDAQ 20% RULE

Background and Reasons for the Proposal

Under Nasdaq Listing Rule 5635(d) (the “Nasdaq 20% Rule”), a Nasdaq-listed company must obtain stockholder approval prior to issuing (or potentially issuing) shares of common stock (or securities convertible into or exercisable for common stock) in a private placement if the issuance equals 20% or more of the company’s outstanding common stock (or 20% or more of the voting power), at a per-share price below the “Minimum Price” (as defined by Nasdaq) at the time of issuance.

Our Board of Directors believes it may be in the Company’s best interest to raise additional equity capital through one or more private placements, including a $40 million prepaid equity advance (the “Prepaid Equity Advance” or “Advance”) with Avondale, pursuant to a Securities Purchase Agreement dated March 27, 2026 (the “Avondale Purchase Agreement”). In some of these financings, the total shares issuable could exceed 20% of our currently outstanding common stock, or the effective offering price could be deemed below Nasdaq’s Minimum Price. To preserve the flexibility to pursue such financings expeditiously, our Board has approved, subject to stockholder approval, the potential issuance of shares in compliance with the Nasdaq 20% Rule.

Overview of Prepaid Equity Advance Under the Avondale Purchase Agreement

On March 27, 2026, we entered into the Avondale Purchase Agreement with Avondale, under which the Company may: (i) issue and sell one or more Pre-Paid Purchases, in the form substantially similar to the exhibit attached thereto, up to an aggregate purchase amount of $40,000,000 (the “Commitment Amount”), covering shares of our common stock, par value $0.0001 per share (the “Common Stock”); and (ii) issue and sell an initial Pre-Paid Purchase in the principal amount of $1,050,000 (the “Initial Pre-Paid Purchase”).

Under the Avondale Purchase Agreement, each Pre-Paid Purchase has a principal balance upon which Avondale may, at its option, require the Company to deliver shares of Common Stock (“Purchase Shares”) in full or partial satisfaction of that balance. The Company will deliver Purchase Shares at the per-share price specified in the relevant Pre-Paid Purchase (the “Purchase Share Purchase Price”), subject to a defined floor price and satisfaction of conditions. Each Pre-Paid Purchase is treated as a separate instrument, with a distinct outstanding balance and holding period.

The Initial Pre-Paid Purchase includes: (i) a principal amount of $1,050,000; (ii) an original issue discount of $50,000 (the “OID”); and (iii) a $10,000 “Transaction Expense Amount” to cover Avondale’s legal, administrative, and due diligence costs. Accordingly, the net amount funded at closing was $1,000,000. Under the Initial Pre-Paid Purchase, if Avondale elects to receive Purchase Shares, the Purchase Share Purchase Price is the lower of: (i) $0.2614, or (ii) 91% of the lowest daily volume-weighted average price (“VWAP”) for the ten consecutive trading days immediately preceding the relevant purchase notice date, subject in all cases to a floor price equal to 20% of the Nasdaq-defined Minimum Price (measured on the trading day immediately prior to the applicable closing date) (the “Floor Price”).

As long as conditions in the Avondale Purchase Agreement are met—including minimum trading volume thresholds and obtaining stockholder approval under Nasdaq 20% Rule—we may request additional Pre-Paid Purchases. Each subsequent Pre-Paid Purchase would: (i) bear an original issue discount of 5% of the requested amount; (ii) include no additional Transaction Expense Amount beyond the initial $10,000; (iii) be subject to a floor price equal to 20% of the applicable Minimum Price; and (iv) have a fixed price capped at 120% of the Minimum Price on the trading day immediately prior to the date of Pre-Paid Purchase. We are not obligated to seek or utilize additional Pre-Paid Purchases beyond the initial closing, and we retain full discretion to do so or forego them.

Unless and until we obtain stockholder approval under the Nasdaq 20% Rule, the total number of shares of Common Stock issuable to Avondale under all Pre-Paid Purchases may not exceed the threshold set by that rule (the “Exchange Cap”). Should we not secure that approval at our upcoming annual meeting (or any adjournment/postponement thereof), we will continue seeking such approval every 90 days until it is obtained, and any remaining outstanding balance above the Exchange Cap under any Pre-Paid Purchase will be settled in cash. Further, Avondale’s beneficial ownership of our Common Stock is capped at 9.99% of shares then outstanding.

Although the Avondale Purchase Agreement has been executed, stockholder approval of this Proposal will enable the Board to issue shares in excess of the Exchange Cap under the Nasdaq 20% Rule without requiring additional stockholder action, should the Company decide to proceed with any further draws or a similar financing.

Effect on Current Stockholders

If this Proposal 3 is approved, stockholders may experience dilution in the ownership and/or voting power of their existing shares to the extent we issue securities beyond the 20% threshold under one or more private placements (including any Prepaid Equity Advance with Avondale). Future issuances could also reduce earnings per share, and any impact on our stock price may further affect existing stockholders’ interests. The actual amount of dilution will depend on many factors, including the size, terms and timing of any private placement transactions.

Consequences if Proposal 3 is Not Approved

If our stockholders do not approve Proposal 3, we may be unable to raise sufficient equity capital in a timely or cost-effective manner if such financing would otherwise exceed the 20% threshold or fall below the Minimum Price, as defined by Nasdaq. This limitation could restrict our ability to:

●	Obtain full financing from the potential Prepaid Equity Advance, Prepaid Purchase or future similar transactions;

●	Support our operations, satisfy strategic obligations or pursue potential acquisitions or growth opportunities.

We could be forced to rely on alternative, potentially less attractive funding structures or reduce the scale and timing of our growth initiatives.

Vote Required

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the total number of shares of common stock present at the meeting in person (including virtually or by proxy) or represented by proxy and entitled to vote thereon, voting as a single class. Abstentions will be counted as votes “AGAINST,” and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board

The Board recommends a vote “FOR” the approval, under Nasdaq Listing Rule 5635(d), of the issuance of shares (or securities convertible or exercisable for such shares) in one or more private placements in excess of 20% of our outstanding common stock, including potential issuances under the Avondale Purchase Agreement.

PROPOSAL 4: APPROVAL OF THE REVERSE STOCK SPLIT AND CHARTER AMENDMENT

The Board of the Company approved, and directed that there be submitted to the stockholders of the Company for approval, the following a proposal to authorize the Board of Directors, at its discretion, to approve (i) the Reverse Stock Split of the Company’s shares of common stock with a ratio in the range between and including 1-for-5 shares and 1-for-100 shares (the “Reverse Stock Split”), with such ratio to be determined by the Board (the “Ratio”), for the primary purpose of maintaining the Company’s listing on the Nasdaq Stock Market LLC (“Nasdaq”), and (ii) the amendment of the Company’s certificate of incorporation (the “Charter Amendment”) to reflect the Reverse Stock Split.

Purpose of the Reverse Stock Split

The Nasdaq Stock Market LLC requires that the closing bid price of the Company’s common stock for the last 30 consecutive business days maintain a minimum bid price of $1 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). The primary purpose of the Reverse Stock Split is to increase the per share price of our common stock in order to maintain the listing of our common stock on Nasdaq. Our Board believes that, in addition to increasing the price of our common stock, the Reverse Stock Split would make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests. We believe proposing multiple ratios for the Reverse Stock Split, rather than proposing that stockholders approve a specific ratio at this time, provides the Board with the most flexibility to achieve the desired results of the Reverse Stock Split. At this time, the Board is seeking approval from the stockholders to authorize a Ratio in a range between, and including, 1-for-5 shares and 1-for-100 shares for all outstanding shares with all fractional shares rounded up to the next whole share.

No further action on the part of the stockholders will be required to implement the Reverse Stock Split, or to select the specific ratio for the Reverse Stock Split. If the Reverse Stock Split and Charter Amendment proposal is approved, the Board would make the determination as to the final ratio of the Reverse Stock Split which will be reflected in an amendment to the Company’s certificate of incorporation (the “Charter Amendment”). The description of the Charter Amendment set forth herein is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Annex B hereto.

Failure to approve the Reverse Stock Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from Nasdaq if our common stock continues to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Bid Price Rule. If our common stock is delisted from Nasdaq, our common stock could then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets, which are generally considered to be less efficient markets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading, and may be avoided by retail and institutional investors, resulting in the impaired liquidity and increased transaction costs of trading in shares of our common stock.

Following the Reverse Stock Split, the Board will retain the authority to issue any authorized, unissued shares on terms it deems appropriate. However, the Company currently has no plans to issue additional shares to offset the reduction in outstanding shares resulting from the Reverse Stock Split. Any future issuance of such shares will be solely to support our ongoing capital structure and ensure compliance with Nasdaq requirements.

While the Board believes that the Company’s common stock would trade at higher prices after the consummation of the Reverse Stock Split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed 5 to 100 times the market price of the common stock prior to the Reverse Stock Split. In some cases, the total market value of a company following a Reverse Stock Split is lower, and may be substantially lower, than the total market value before the Reverse Stock Split. In addition, the fewer number of shares that will be available to trade could possibly cause the trading market of the common stock to become less liquid, which could have an adverse effect on the price of the common stock. The market price of the common stock is based on our performance and other factors, some of which may be unrelated to the number of our shares outstanding. In addition, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stock.

Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board has proposed the Charter Amendment for approval by our stockholders at the Annual Meeting to permit the Board to effect the Reverse Stock Split if the Board determines it is advisable to maintain compliance with Nasdaq rules.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split would have the following effects based upon 69,015,433 shares of common stock issued and outstanding as of the record date. In the following discussion, we provide examples of the effects of the Reverse Stock Split at the lower-end of the range of the Ratio and at the higher-end of the range of the Ratio.

If the Reverse Stock Split is approved at the low end of the range:

●	in a 1-for-5 Ratio, every five shares of our common stock issued and outstanding immediately prior to the Reverse Stock Split effective date (the “Old Shares”) owned by a stockholder will automatically and without any action on the part of the stockholders be converted into one (1) share of common stock (the “New Shares”); and

●	the number of shares our common stock issued and outstanding will be reduced from 69,015,433 shares to approximately 13,803,087 shares.

If the Reverse Stock Split is approved at the high end of the Reverse Stock Split range:

●	in a 1-for-100 Ratio, every ten of our Old Shares owned by a stockholder would be exchanged for one (1) New Share; and

●	the number of shares of our common stock issued and outstanding will be reduced from 69,015,433 shares to approximately 690,154 shares.

The Reverse Stock Split will be effected simultaneously for all of our outstanding shares of common stock and the exchange ratio will be the same for all of our outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Fractional Shares. No fractional share certificates will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the 1-for-5 or 1-for-100 Ratio, will be entitled, upon surrender of certificate(s) representing these shares, to a number of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Options and Warrants. All outstanding options, warrants, notes, debentures and other securities convertible into shares of the Company’s common stock will be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the conversion price or exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the Ratio in the range between, and including, 1-for-5 shares and 1-for-100 shares, with the final ratio to be determined by the Company’s Board.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Company’s common stock through the Charter Amendment is intended, absent other factors, to increase the per share market price of the common stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, may adversely affect the market price of the common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the common stock will increase following the Reverse Stock Split or that the market price of the common stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the common stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the common stock, and therefore may help to satisfy the Bid Price Rule. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the common stock, which could lead to increased interest in the common stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of shares of outstanding common stock, which may lead to reduced trading and a smaller number of market makers for the common stock. There can also be no assurance the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of common stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the common stock does not increase in proportion to the Ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of common stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Charter Amendment will be that:

●	the number of issued and outstanding shares of common stock (and treasury shares, if any), will be reduced proportionately based on the final Ratio, as determined by the Board;

●	based on the final Ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of common stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Ratio.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split is effected.

Accounting Matters. The Reverse Stock Split will not affect the par value of our common stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the Reverse Stock Split ratio (that is, in a 1-for-5 Reverse Stock Split, the stated capital attributable to our common stock will be reduced to one-fifth of its existing amount and in a 1-for-100 Reverse Stock Split, the stated capital attributable to our common stock will be reduced to one-hundredth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will also be increased because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split was not proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board and stockholders. Other than the Reverse Stock Split, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. If the proposed Reverse Stock Split is implemented, our common stock will continue to be reported on Nasdaq under the symbol “CXAI.” We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

The Reverse Stock Split will be accomplished by our Board of Directors passing a resolution to effect the Reverse Stock Split (the “Board Resolution”). The Reverse Stock Split will become effective at such future date and exact ratio as to be determined by the Board, and an amendment will be made to the Company’s certificate of incorporation and filed with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”) following passing of the Board Resolution. As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Stock Split has been effected.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S)

AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

In general, the federal income tax consequences of a Reverse Stock Split will vary among stockholders depending upon whether they receive solely a reduced number of shares of common stock in exchange for their old shares of common stock or a full share in lieu of a fractional share. We believe that because the Reverse Stock Split is not part of a plan to periodically increase a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who holds a number of shares of common stock not evenly divisible by the Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A stockholder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the stockholder’s basis in their shares of common stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 4, and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Vote Required and Board’s Recommendation

Approval of the Reverse Stock Split and the Charter Amendment requires the affirmative vote of a majority of the shares entitled to vote on this proposal, present in person (including via live webcast) or represented by proxy at a meeting at which a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the effect of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT AND THE CHARTER AMENDMENT.

PROPOSAL 5: NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Schedule 14A of the Exchange Act, we are asking our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our “named executive officers” as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement, as a whole.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The Board and the Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any additional actions are necessary.

2025 Executive Compensation Program

Our Board believes that the detailed information provided above and within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.

Proposed Resolution

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosure.”

Vote Required

The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires an affirmative vote of a majority of the voting power of the shares present in person (including virtually or by proxy) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this vote is advisory only, it will not be binding on us, our Compensation Committee or our Board. However, we value our stockholders’ input and will take the vote into consideration when evaluating executive compensation decisions.

Recommendation of the Board

The Board recommends that you vote “FOR” the approval of the named executive officer compensation pursuant to a non-binding advisory vote.

PROPOSAL 6: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

As the Company no longer qualifies as an emerging growth company, Section 14A of the Exchange Act enables our stockholders to vote on an advisory basis every six years on how frequently we should hold a “say on pay” advisory vote on executive compensation, as disclosed pursuant to the SEC’s compensation disclosure rules.

Stockholders may indicate whether they would prefer an advisory say on pay vote to occur every one year, every two years, every three years, or they may abstain from voting on the say on pay frequency matter. We are holding the say on pay frequency vote for the first time this year and expect to hold it again in 2032.

The vote on this matter is of an advisory nature only and will not be binding on us, our Compensation Committee or our Board. However, we value our stockholders’ input and will take the vote into consideration when determining how frequently the advisory vote on executive compensation occurs in the future. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on alternative bases and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our executive compensation programs.

Vote Required

Shareholders can choose whether future advisory votes on executive compensation should be conducted every “ONE YEAR,” “TWO YEARS” or “THREE YEARS” or may “ABSTAIN” from voting. The frequency receiving the highest number of votes will be considered the non-binding advisory vote of our shareholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board

Our Board recommends that stockholders vote “ONE YEAR” on this matter—to continue to hold say on pay votes on executive compensation annually. The Board believes that an annual advisory vote on executive compensation is consistent with our commitment to strong corporate governance and will put us in the optimal position to regularly solicit timely, direct input from our stockholders on our executive compensation program. Further, an annual vote promotes greater accountability to stockholders and enhances the Board’s responsiveness to stockholder sentiment regarding compensation matters.

PROPOSAL 7: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. To fulfill this responsibility, the committee engages in a comprehensive annual evaluation of the independent registered public accounting firm’s qualifications, performance and independence, and considers whether the independent registered public accounting firm should be rotated and the advisability and potential impact of selecting a different independent registered public accounting firm.

The Audit Committee has selected WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the year ending December 31, 2026. Withum has served in this capacity since 2020. In accordance with SEC rules and Withum policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit services to our Company. For the lead audit engagement partner and the engagement quality control reviewing partner, the maximum number of consecutive years of service in that capacity is five years. In selecting the Company’s lead audit engagement partner pursuant to this rotation policy, management interviews candidates proposed by Withum and recommends the final candidate to the Audit Committee. The Chair of the Audit Committee and, to the extent possible, all other members of the Audit Committee meet with the final candidate for the role, and the full committee holds a discussion in executive session and with management regarding the final candidate and his or her qualifications.

The Audit Committee and the Board believe that the continued retention of Withum as our independent registered public accounting firm is in the best interest of the Company and our stockholders, and we are asking our stockholders to ratify the selection of Withum as our independent registered public accounting firm for 2026. Although not required by our organizational documents or applicable law, our Board is submitting the selection of Withum to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm, and we believe doing so is consistent with good corporate governance. If the selection of Withum as our independent registered public accounting firm is not ratified by our stockholders, the Audit Committee will re-evaluate its selection, taking into consideration the stockholder vote on the ratification. However, the Audit Committee is solely responsible for selecting and terminating our independent registered public accounting firm and may do so at any time at its discretion. A representative of Withum is expected to attend the Annual Meeting and be available to respond to appropriate questions. The representative will also be afforded an opportunity to make a statement, if he or she desires to do so.

Auditor Fees and Services

The Audit Committee is responsible for the compensation of the Company’s independent registered public accounting firm and oversees the audit fee negotiations associated with the Company’s retention of Withum. The following table shows the fees for audit and other services provided by Withum for fiscal years 2025 and 2024:

Fees	2025	2024
Audit Fees	$509,195	$452,035
Audit-Related fees	-	-
Tax Fees	$31,500	$38,000
All Other Fees	-	-
Total	$540,695	$490,035

Audit Fees. This category includes fees billed for professional services rendered by Withum for the audit of our consolidated financial statements, audit of our internal control over financial reporting, review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with acquisitions, new accounting or audit standards and statutory or regulatory filings or engagements, including comfort letters and consents issued in connection with SEC filings.

Audit-Related Fees. This category includes the aggregate fees billed for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our consolidated financial statements.

Tax Fees. This category includes the fees billed for services related to tax compliance, tax advice and tax planning.

All Other Fees. This category includes the aggregate fees billed for any other products and services provided by the independent registered public accounting firm, including for services performed related to S-1, Form S-3 and Form S-8 filings.

Pre-Approval Policy

The charter for our Audit Committee states that the Audit Committee shall review and approve the independent auditor’s annual engagement letter, including the proposed fees contained therein, as well as all audit and permitted non-audit engagements and relationships between the Company and the independent auditor (which approval should be made after receiving input from the Company’s management, if desired). Approval of audit and permitted non-audited services will also be made by the Audit Committee. The Audit Committee may also delegate pre-approval authority to one or more of its members, who shall report any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

All Withum services and fees listed in the table above were pre-approved by the Audit Committee.

Vote Required

Approval of Proposal 7 requires the affirmative vote of the holders of a majority of the total number of shares of common stock present at the meeting in person (including via live webcast) or represented by proxy and entitled to vote on such matter, voting as a single class. Brokers will have discretionary authority to vote on Proposal 7, since it is considered a routine matter under Nasdaq rules. Abstentions will be counted as present and entitled to vote and will have the same effect as votes “against” this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the ratification of the selection of Withum as our independent registered public accounting firm for the year ending December 31, 2026.

OTHER MATTERS

We are not aware of any other matters that will be properly brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, Khurram P. Sheikh and Camillo Martino will vote as recommended by the Board or, if no recommendation is given, in accordance with their judgment. Khurram P. Sheikh and Camillo Martino were designated to be your proxies by the Board.

HOUSEHOLDING; AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering only one Notice or set of proxy materials to that address. This process, which is commonly referred to as “householding,” can effectively reduce our printing and postage costs. This delivery method will not be used if we receive contrary instructions from one or more of the stockholders sharing a mailing address. If your household has received only one copy, we will promptly deliver a separate copy of the Proxy Statement to any stockholder who sends a written request to our Legal Department at Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, California, 94306. If you own shares of common stock through a bank, broker or other nominee and receive more than one Proxy Statement, contact the holder of record to eliminate duplicate mailings.

If you would like to receive a copy of our Annual Report on Form 10-K, or this proxy statement, please contact our Legal Department by mail at CXApp Inc., Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, California, 94306, or by telephone at (650) 785-7171, and we will send a copy to you without charge. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for the purpose of the Annual Meeting, you should follow the instructions included in this proxy statement.

ATTENDING THE 2026 ANNUAL MEETING OF STOCKHOLDERS OF CXAPP INC.

The 2026 Annual Meeting of Stockholders of CXApp Inc. will be held in a virtual format only, on June 16, 2026, at 2 P.M., Pacific Time. You are entitled to attend the Annual Meeting only if you were a CXApp stockholder as of the record date or you hold a valid proxy for the Annual Meeting.

We have designed the format of the Annual Meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting. To attend, vote and submit questions at the Annual Meeting, please log in to www.virtualshareholdermeeting.com/CXAI2026 using the control number on your proxy card, voting instruction form or this proxy statement. Online access to the Annual Meeting will begin approximately 15 minutes prior to the start of the Annual Meeting. As part of the Annual Meeting, we will hold a live Q&A session during which we intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and meeting matters, as time permits. We will offer live technical support for all stockholders attending the Annual Meeting. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investor Relations website, ir.cxapp.com, including information on when the meeting will be reconvened.

We encourage you to vote your proxy via the Internet, by telephone, or by mail prior to the Annual Meeting, even if you plan to attend the Annual Meeting. A list of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders at least 10 days prior to our Annual Meeting at our principal executive offices located at Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, California, 94306 during normal business hours, and at the Annual Meeting. It will also be accessible during the Annual Meeting by visiting the meeting website and entering the control number referenced above. Additional information regarding the rules and procedures for participating in the Annual Meeting will be provided in our meeting rules of conduct, which stockholders can view during the Annual Meeting at the meeting website.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, at the SEC’s website at www.sec.gov or on our website at www.cxapp.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact the Company at Four Palo Alto Square, Suite 200, 3000 El Camino Real, Palo Alto, California, 94306, or (650) 785-7171.

If you are a stockholder of the Company and would like to request documents, please do so by June 9, 2026 (one week prior to the Annual Meeting), in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

We do not know of any matters to be presented at the Annual Meeting other than those mentioned in this proxy statement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board recommends.

ANNEX A – FORM OF PROXY CARD

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION

CXAPP INC.
ATTN: INVESTOR RELATIONS
FOUR PALO ALTO SQUARE, SUITE 200
3000 EL CAMINO REAL
PALO ALTO, CALIFORNIA 94306

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements and proxy cards electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V96571-P53180 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CXAPP INC.

The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5 and 7 and 1 YEAR on Proposal 6.

		1 Year	2 Years	3 Years	Abstain
6.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on our named executive officer compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS POR TION FOR YOUR RECORDS DE T ACH AND RETURN THIS POR TION ON L Y THIS PROXY CARD IS V ALID ON L Y WHEN SIGNED AND D A TED. V96571 - P53180 1. T o elec t Khurram Sheik h a s a Clas s II I di r ecto r t o serv e unti l the date o f the annua l meetin g o f stockholder s followin g the fisca l yea r ending ! ! ! December 31, 2028, or until his successor is duly elected and qualified, or until his earlier death, disqualification, r esignation or r emoval. 2. T o elec t Georg e Matha i a s a Clas s II I di r ecto r t o serv e unti l the date o f the annua l meetin g o f stockholder s followin g the fisca l yea r ending December 31, 2028, or until his successor is duly elected and qualified, or until his earlier death, disqualification, r esignation or r emoval. ! ! ! 3. T o app r ove, in acco r dance with Nasdaq Listing Rule 5635(d), the issuance of sha r es of common stock (or securities convertible into or exe r cisable for common stock) in one or mo r e private placements in excess of 20% of our outstanding common stock. ! ! ! 4. T o authorize the Boa r d, at its disc r etion, to app r ove (i) a r everse stock split of our common stock ("Reverse Stock Split") with a ratio between 1 - fo r - 5 and 1 - fo r - 100, for the primary purpose of maintaining our listing on The Nasdaq Stock Market LLC, and (ii) the amendment of our certificate of incorporation ! ! ! to r eflect such Reverse Stock Split. 5. T o app r ove, on a non - binding advisory basis, the compensation of our named executive o f ficers. ! ! ! 6. T o app r ove, on a non - binding advisory basis, the f r equency of futu r e advisory votes on our named executive o f ficer compensation. 7. T o ratify the selection of W ithumSmith+B r own, PC as our independent r egiste r ed public accounting firm for the year ending December 31, 2026. 8. T o transact any other business that may p r operly come befo r e the Annual Meeting or its adjou r nments. Please sign exactly as your name(s) appear(s) he r eon. When signing as atto r ne y , executo r , administrato r , or other fiduciar y , please give full title as such. Joint owners shoul d eac h sig n personall y . Al l holders mus t sign. I f a corporatio n o r partnership , pleas e sig n i n ful l corporat e o r partnershi p nam e b y authorize d o ffice r . Fo r Agains t Abstain 1 Yea r 2 Year s 3 Year s Abstain ! ! ! ! Fo r Agains t Abstain CXAPP INC. The Boa r d of Di r ectors r ecommends you vote FOR Pr oposals 1, 2, 3, 4, 5 and 7 and 1 YEAR on Pr oposal 6. PRELIMINA R Y PROXY CARD — SUBJECT TO COMPLETION CXAPP INC. A TTN: INVESTOR REL A TIONS FOUR P ALO A L TO SQUARE, SUITE 200 3000 EL CAMINO REAL P ALO A L TO, CALIFORNIA 94306 VOTE BY INTERNET Before The Meeting - Go to ww w . p r oxyvote . com or scan the QR Ba r code above Use the Inte r net to transmit your voting instructions and for elect r onic delivery of information up until 11 : 59 p . m . Easte r n T ime the day befo r e the cut - o ff date or meeting date . Have your p r oxy ca r d in hand when you access the web site and follow the instructions to obtain your r eco r ds and to c r eate an elect r onic voting instruction form . During The Meeting - Go to ww w . virtualsha r eholdermeeting . com/CXAI 2026 Y ou may attend the meeting via the Inte r net and vote during the meeting . Have the information that is printed in the box marked by the ar r ow available and follow the instructions . ELECTRONIC DELIVE R Y OF FUTURE PROXY M A TERIALS I f yo u woul d lik e t o r educ e th e cost s incur r e d b y our compan y i n mailin g p r ox y materials , yo u ca n consent to r eceiving all futu r e p r oxy statements and p r oxy ca r ds elect ronically via e - mail or the Inte r net . T o sign up for elect r onic deliver y , please follow the instructions above to vote using the Inte r net and, when p r ompted, indicate that you ag r ee to r eceive or access p r oxy materials elect ronically in futu r e years . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Easte r n T ime the day befo r e the cut - o ff date or meeting date . Have your p r oxy ca r d in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your p r oxy ca r d and r etur n it in the postage - paid envelope we have p r ovided or r etur n it to V ote Pr ocessing, c/o B r oadridge, 51 Me r cedes W a y , Edgewood, NY 11717 . ! ! ! SCAN T O VIE W M A TERIAL S & VO TE

A-1

V96572 - P53180 CXAPP INC. ANNUAL MEETING OF STOCKHOLDERS June 16, 2026 2:00 p.m. Pacific Time This p r oxy is solicited by the Boa r d of Di r ectors Th e undersigne d he reb y appoint s Khurra m P . Sheik h an d Camill o Martino , a s th e p r oxies , eac h wit h th e powe r t o appoin t hi s substitute, an d he r eb y authorize s the m t o r ep r esent an d t o vote, a s designate d o n th e r evers e sid e o f thi s ballot , al l o f th e sha r e s o f commo n stock o f CXAP P INC . hel d o f r eco r d b y th e undersigne d a t th e clos e o f busines s o n Apri l 17 , 202 6 a t th e Annua l Meetin g o f Stockholders to be held virtually at 2 : 00 p . m . Pacific T ime on June 16 , 2026 , via webcast at ww w . virtualsha r eholdermeeting . com/CXAI 2026 and any adjou r nment the r eof . Thi s p r ox y , whe n p r operl y executed , wil l b e vote d i n th e manner di r ecte d he r ein . I f n o suc h di r ectio n i s made , thi s p r oxy wil l b e vote d "FOR " P r oposa l 1 , P r oposa l 2 , P r oposa l 3 , P r oposa l 4 , P r oposa l 5 , P r oposa l 7 , an d " 1 YEAR " fo r P r oposa l 6. Important Notice Rega r ding the A vailability of Pr oxy Materials for the Annual Meeting of Stockholders to be held June 16, 2026: The Notice of Annual Meeting of Stockholders, P r oxy Statement, and Form 10 - K a r e available at ww w .p r oxyvote.com Please sign, date and mail your p r oxy ca r d in the envelope p r ovided as soon as possible. ANNUAL MEETING OF STOCKHOLDERS OF CXAPP INC. June 16, 2026 Continued and to be signed on r everse side

A-2

ANNEX B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

CXAPP INC.

CXApp Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	The name of the Corporation is: CXApp Inc.

2.	The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to effect a reverse stock split at a ratio of [__]-for-[__], (ii) declaring such amendment to be advisable and in the best interest of the Corporation, and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Upon this Certificate of Amendment becoming effective, Article FIFTH of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph:

“Upon effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, each [______ (__)] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to be rounded up to the next whole share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificate”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to adjustment for fractional share interests as described above. The Reverse Stock Split shall have no effect on the number of authorized stock, or par value per share, of the Corporation.”

4.	This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

5.	This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Second Amended and Restated Certificate of Incorporation.

6.	This Certificate of Amendment shall become effective at 4:01 p.m., Eastern Time, on [_______], 2026.

[Remainder of Page Intentionally Left Blank]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this _____ day of _______________, 2026.

CXAPP INC.

Khurram P. Sheikh
Chief Executive Officer

B-2